Deutsche Investment Management Americas Inc.
One Beacon Street
Boston, MA 02108

May 2, 2011

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC  20549

RE:
DWS Climate Change Fund, DWS Communications Fund, DWS Enhanced Commodity Strategy Fund, DWS Health Care Fund, DWS RREEF Global Real Estate Securities Fund and DWS RREEF Real Estate Securities Fund (collectively, the “Funds”), each a series of DWS Securities Trust (the “Trust”); (Reg. Nos. Reg. Nos. 002-36238, 811-02021)

Ladies and Gentlemen:

Pursuant to Rule 497(j) under the Securities Act of 1933, as amended, the Trust hereby certifies that the forms of Prospectus and Statement of Additional Information that would have been filed on behalf of the Funds pursuant to Rule 497(c) upon the effectiveness of Post-Effective Amendment No. 109 to the Trust’s Registration Statement on Form N-1A (the “Amendment”), do not differ from those contained in the Amendment, which is the most recent Amendment to such Registration Statement and was filed electronically on April 29, 2011.

Please direct any comments or questions on this filing to the undersigned at (617) 295-3681.

Very truly yours,

                    /s/Laura McCollum
Laura McCollum, Esq.
Vice President and Counsel
Deutsche Investment Management Americas Inc.

cc:           Adam Schlichtmann, Esq., Ropes and Gray